Exhibit 10.2
FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of May 30, 2005, is by and among ATA AIRLINES INC., an Indiana corporation (the “Borrower”), ATA HOLDINGS CORP. (the “Parent”), each of the Subsidiaries of the Parent identified on the signature pages hereto (the “Subsidiaries”), and SOUTHWEST AIRLINES CO., a Texas corporation (the “Lender”).

R E C I T A L S

A. The Lender and the Borrower, the Parent and the Subsidiaries entered into that certain Secured Debtor-in-Possession Credit and Security Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2005, as further amended by that certain Second Amendment to Credit Agreement dated as of February 25, 2005, as further amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2005 and as further amended by that certain Fourth Amendment to Credit Agreement dated as of April 30, 2005 (the “Credit Agreement”), pursuant and subject to the terms and conditions of which, among other things, the Lender agreed to make loans and other financial accommodations to the Loan Parties (as defined in the Credit Agreement).

B. The Borrower has requested that the Lender agree to amend certain provisions of the Credit Agreement on terms and conditions set forth herein.

C. Subject to the terms and conditions of this Fifth Amendment, the Lender is willing to agree to the request of the Borrower.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are incorporated herein, are acknowledged by the Borrower to be true and correct and are made a part hereof.

2. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

3. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below:

(a) Section 1.01 - Definitions. The Credit Agreement is amended by deleting the current version of the definition of “Maturity Date” in its entirety and substituting the following in lieu thereof:

““Maturity Date” means the earliest of (a) December 31, 2005, (b) the date of termination in whole of the Commitments, pursuant to Section 2.06 or 8.02(b), and (c) the effective date of a Reorganization Plan.”

(b) Section 6.22 - Disclosure Statement and Plan of Reorganization. The Credit Agreement is amended by deleting the current version of Section 6.22 in its entirety and substituting the following in lieu thereof:

“6.22 Disclosure Statement and Plan of Reorganization. File with the Bankruptcy Court the disclosure statement (with a the Reorganization Plan attached as an exhibit thereto) in substantially the form described in the term sheet delivered by the Borrower and accepted by the Lender describing such Reorganization Plan for all of the Cases, in each case on terms satisfactory to the Lender and obtain approval of such disclosure statement and confirmation of the Reorganization Plan on or prior to December 31, 2005.”

4. Conditions to Effectiveness. The effectiveness of this Fifth Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

(a) Delivery of Documents. The following shall have been delivered to the Lender, each duly authorized and executed and each in form and substance satisfactory to the Lender:

(1) this Fifth Amendment; and

(2) such other instruments, documents, certificates, consents, waivers and opinions as the Lender may reasonably request.

(b) No Default. No Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, shall exist as of the effective date of this Fifth Amendment, after giving effect to this Fifth Amendment.

(c) Approval of the ATSB and the Creditors Committee. The Lender shall have received satisfactory evidence that the ATSB and the Creditors Committee shall have consented to this Fifth Amendment in accordance with the provisions of Section 11.01 of the Credit Agreement.

Upon the satisfaction of all of the conditions set forth in this Paragraph 4 this Amendment shall become effective as of May 23, 2005 (the “Effective Date.”)

5. References. From and after the Effective Date, all terms used in the Credit Documents which are defined in the Credit Agreement shall be deemed to refer to such terms as amended by this Fifth Amendment. This Fifth Amendment shall constitute a “Loan Document.”

6. Representations and Warranties. Each Loan Party hereby confirms to the Lender that the representations and warranties set forth in the Loan Documents are true and correct in all respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Loan Party represents and warrants to the Lender that (i) such Loan Party has full power and authority to execute and deliver this Fifth Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Fifth Amendment will be valid, binding and enforceable upon such Loan Party in accordance with its terms, (iii) the execution and delivery of this Fifth Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its organizational documents or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Loan Party is a party or is bound or which is binding upon or applicable to all or any portion of such Loan Party’s properties or assets and (iv) as of the date hereof no Event of Default exists.

7. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, all as amended by this Fifth Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Lender of such liabilities, obligations and agreements, (ii) the Lender has fully performed all obligations to the Loan Parties which it may have had, or has, on and as of the date hereof and (iii) other than as specifically set forth herein, the Lender does not waive, diminish or limit any term or condition contained in the Credit Agreement or the other Loan Documents. The agreement of the Lender to the terms of this Fifth Amendment or any other amendment of the Credit Agreement shall not be deemed to establish or create a custom or course of dealing among the Lender and the Loan Parties.

2

8. Incorporation by Reference. The following sections of the Credit Agreement are incorporated by reference in this Fifth Amendment: 1.02 (Other Interpretive Provisions); 11.02(b) (Effectiveness of Facsimile Documents and Signatures); 11.11 (Counterparts); 11.12 (Integration); 11.14 (Severability); and 11.15 (Governing Law).

9. Further Assurances. Each Loan Party will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Lender in order to effectuate fully the intent of this Fifth Amendment.

[signatures on following pages]

3

IN WITNESS WHEREOF, this Fifth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

LENDER: SOUTHWEST AIRLINES CO., a Texas corporation
By: /s/ Laura Wright
Name: Laura Wright
Title: SVP Finance & CFO
BORROWER: ATA AIRLINES, INC., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer
GUARANTORS: ATA HOLDINGS CORP., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMBASSADAIR TRAVEL CLUB, INC., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

ATA LEISURE CORP., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMBER TRAVEL, INC., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMERICAN TRANS AIR EXECUJET, INC., an Indiana corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

ATA CARGO, INC., a California corporation
By: /s/ Sean G. Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer
CHICAGO EXPRESS AIRLINES, INC., a Georgia corporation
By: /s/ Brian T. Hunt
Name: Brian T. Hunt
Title: Secretary
[signature page to Fifth Amendment to Credit Agreement]